UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 23, 2013

GEI GLOBAL ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-171572	27-3429931
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

 Attn: Matt Reams, President
10300 W. Charleston Blvd., #13-56
Las Vegas, NV 89135

(Address of principal executive offices)

(702) 425-2873

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report includes certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and other similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact; (ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or (iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; CompensatoryArrangements of Certain Officers.

BE IT RESOLVED THAT:

Effective December 21, 2013 the company board of directors adopted the following:

1.
GEI Global Energy Corp approves to issue K. J. Berry, Chairman and CEO, 3 million shares of GEIG restricted common capital stock for consideration as Dr. Berry has been employed without an employment contract since August 2013.

2.	GEI Global Energy Corp approves compensation for board members of 25,000 shares of GEIG restricted common capital stock per year on Jan 15 annually.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

WHEREAS, the Board of Directors recognize a serious issue with inadequate stock liquidity, stock value, and stock elasticity that has hindered an ability to attract third party investments.

WHEREAS, the Board of Directors approved a 200:1 reverse split and was executed by FINRA on December 18, 2013.

BE IT RESOLVED THAT:

Effective December 21, 2013 the company board of directors adopted the following update to the Amendments to Articles and Bylaws of the Corporation:

1.	GEI Global Energy Corp approves to increase the authorize shares of GEIG Common capital stock to 800 million shares.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEI GLOBAL ENERGY CORP.

Date: December 23, 2013	By:	/s/ K. Joel Berry
	Name:	K. Joel Berry
	Title:	Chairman and CEO